UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 1, 2022

Citigroup Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-9924	52-1568099
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

388 Greenwich Street, New York, NY (Address of principal executive offices)		10013 (Zip Code)

(212) 559-1000

(Registrant's telephone number,
including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934 formatted in Inline XBRL:  See Exhibit 99.3

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ◻

CITIGROUP INC.

Current Report on Form 8-K

Item 7.01 Regulation FD Disclosure.

As previously disclosed in its Annual Report on Form 10-K for the year ended December 31, 2021 (2021 Annual Report on Form 10-K), Citigroup (Citi) is making management reporting changes to align with its vision and strategy, as part of its strategic refresh. In the first quarter of 2022, Citi is revising its financial reporting structure to align with these management reporting changes to enable investors and others to better understand the performance of Citi’s businesses. For additional information on the management reporting changes and revised financial reporting structure, including revised segments and reporting units, please see page 6 of Citi’s 2021 Annual Report on Form 10-K.

Accordingly, Citi is furnishing the attached Summary Historical Financial Information for the five-year period ended December 31, 2021, reflecting the first quarter 2022 revision to its financial reporting structure, to facilitate and assist with comparability of information to be presented at Citi’s Investor Day on March 2, 2022. This Current Report on Form 8-K, including the attached Exhibit 99.1, is being “furnished” pursuant to the Securities Exchange Act of 1934 (Act) and thus shall not be deemed to be “filed” for purposes of Section 18 of the Act or otherwise subject to the liabilities of that section or incorporated by reference into any filings under the Securities Act of 1933.

After the filing of its Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2022 (First Quarter 2022 Form 10-Q), Citi intends to file a Current Report on Form 8-K, consistent with ASC 280, Segment Reporting, containing the applicable historical audited financial statements and notes, and certain Management’s Discussion and Analysis of Financial Condition and Results of Operations sections in Citi’s 2021 Annual Report on Form 10-K, conformed to reflect the revised financial reporting structure.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number

99.1	Citigroup Inc. Summary Historical Financial Information for the five-year period ended December 31, 2021

99.2	Citigroup Inc. securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934 as of the filing date.

104.1	See the cover page of this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIGROUP INC.

Dated: March 1, 2022
	By:	/s/ Johnbull E. Okpara
Johnbull E. Okpara
Controller and Chief Accounting Officer
(Principal Accounting Officer)